EQ ADVISORS TRUST—EQ/INTERNATIONAL ETF PORTFOLIO

SUPPLEMENT DATED AUGUST 1, 2010 TO THE PROSPECTUS DATED MAY 1, 2010

This Supplement supplements information contained in the above-referenced Prospectus of EQ Advisors Trust (the “Trust”) regarding the EQ/International ETF Portfolio (“Portfolio”), as supplemented. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or by visiting the Trust’s website at www.axa-equitablefunds.com.

Information Regarding the Portfolio

The purpose of this Supplement is to provide you with information regarding a change to the Portfolio’s distribution arrangements.

Effective August 1, 2010, the second paragraph in the “Fund Distribution Arrangements” section of the Portfolio’s Prospectus is deleted and replaced with the following:

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust are charged an annual fee to compensate each of the co-distributors for promoting, selling and servicing shares of the Portfolio. The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. Because these fees are paid out of the Portfolio’s assets on an on going basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.